950 P 06/16

SUPPLEMENT DATED JUNE 30, 2016

TO THE PROSPECTUS DATED MAY 2, 2016

OF

TEMPLETON DYNAMIC EQUITY FUND

(Templeton Global Investment Trust)

Effective June 30, 2016, the Prospectus is amended as follows:

I.  The benchmark index for the Fund has changed from the MSCI World Index to the MSCI ACWI Index.